UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2007
Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

1000 East Hanes Mill Road		27105
Winston-Salem, NC		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (336) 519-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02. Results of Operations and Financial Condition
Item 5.02. Election of Directors
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits

Item 2.02. Results of Operations and Financial Condition
     On April 26, 2007, Hanesbrands Inc. (“Hanesbrands”) issued a press release announcing its financial results for the first quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     Exhibit 99.1 contains disclosures about operating profit excluding actions, net income excluding actions and EBITDA, which are considered non-GAAP performance measures, that Hanesbrands has chosen to provide to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means of evaluating Hanesbrands’ operations. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.
Item 5.02. Election of Directors
     As previously announced, on October 26, 2006, the Board of Directors of Hanesbrands increased the number of members of the Board from nine to ten and elected Jessica T. Mathews to serve as a member of the Board of Directors. On April 24, 2007, Ms. Mathews became a member of the Audit Committee of the Board of Directors.
Item 7.01. Regulation FD Disclosure
     Exhibit 99.1 to this Current Report on Form 8-K includes forward-looking financial information that is expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 10:00 a.m., Eastern time, today (April 26, 2007). The call may be accessed on the home page of the Hanesbrands corporate Web site, www.hanesbrands.com. Replays of the call will be available in the investors section of the Hanesbrands corporate Web site and via telephone. The telephone playback will be available from approximately noon Eastern time on April 26, 2007, until midnight Eastern time on Thursday, May 3, 2007. The replay will be available by calling toll-free (888) 286-8010, or (617) 801-6888 for international callers. The replay pass code is 62716555. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     Exhibit 99.1 Press release dated April 26, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 26, 2007	HANESBRANDS INC.

	By:	/s/ E. Lee Wyatt Jr.
E. Lee Wyatt Jr.
Executive Vice President, Chief Financial Officer

Exhibits

99.1	Press release dated April 26, 2007